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                        Rule 10f-3 Acquisition of Securities from an Affiliate - April 1, 2002 through June 30, 2002
                                                                    DeAM
                                                        ASSET MANAGEMENT PORTFOLIO
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                                    Security Purchased              Comparison Security               Comparison Security
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Issuer                           VERIZON GLOBAL FDG CORP           WISCONSIN ENERGY CORP               PHELPS DODGE CORP
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
Underwriters                     BofA, Deutsche Bank, Salomon     BofA, Bear Stearns, Banc One,   JP Salomon, BofA, Bank of Tokyo,
                                                               Morgan, Robert Baird, US Bancorp    First Union, Mizuho Securities
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Years of continuous                                 > 3 years                         > 3 years                         > 3 years
operation, including
predecessors
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Security                                  VZ 6.875%,6/15/2012                WEC 5.5%,12/1/2008                 PD 8.75%,6/1/2011
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Is the affiliate a manager                         joint lead                               n/a                               n/a
or co-manager of offering?
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Name of underwriter or                        Banc of America                               n/a                               n/a
dealer from which purchased
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Firm commitment underwriting?                             yes                               yes                               yes
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Trade date/Date of Offering                         6/18/2002                        11/13/2001                         5/24/2001
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Total dollar amount of            $                         -     $                           -     $                           -
offering sold to QIBs
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Total dollar amount of any        $               600,000,000     $                 300,000,000     $                 625,000,000
concurrent public offering
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Total                             $               600,000,000     $                 300,000,000     $                 625,000,000
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Public offering price             $                     99.19     $                       99.66     $                       99.83
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Price paid if other than                                  n/a                               n/a                               n/a
public offering price
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Underwriting spread or                                 0.450%                            0.625%                             0.65%
commission
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Rating                                                  A1/A+                             A2/A-                         Baa3/BBB-
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Current yield                                           6.93%                             5.52%                             8.76%
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Total par value purchased                           1,245,000                               n/a                               n/a
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$ amount of purchase                                1,234,940                               n/a                               n/a
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% of offering purchased by                              0.21%                               n/a                               n/a
fund
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% of offering purchased by                              1.65%                               n/a                               n/a
associated funds
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Total (must be less than 25%)                           1.86%                               n/a                               n/a
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